UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2014
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA    93624

(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of the Stockholders of S&W Seed Company (the "Company") was held on December 9, 2014 at the Hotel Solamar in San Diego, California. Of the 11,683,801 shares of the Company's common stock entitled to vote at the meeting, 8,728,714 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Proposal No. 1 - Election of Directors

The Company's stockholders elected eight directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. Each of the directors received the affirmative vote of the majority of the votes cast with respect to his or her election. The votes regarding the election of directors were as follows:

Nominee	For	Against	Abstain
Glen D. Bornt	5,108,165	195,764	268,716
Michael M. Fleming	5,040,709	263,399	268,837
Mark S. Grewal	5,211,491	118,349	243,105
Mark J. Harvey	5,186,858	117,728	268,359
Charles B. Seidler	5,191,363	135,223	246,359
William S. Smith	5,188,028	116,058	268,859
Grover T. Wickersham	4,304,748	1,023,554	244,643
Mark Wong	5,185,611	119,437	267,897

Proposal No. 2 - Ratification of the Appointment of M&K CPAS, PLLC for Fiscal 2015

Proposal No. 2, to ratify the appointment of M&K CPAS, PLLC as the Company's independent registered public accounting firm was approved with an affirmative vote of the majority of the shares present, represented and entitled to vote on the proposal. The results were as follows:

For	Against	Abstain
8,333,988	128,684	266,042

Proposal No. 3 - Approval of, on an advisory basis, the compensation of the Company's Named Executive Officers

Proposal No. 3, to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved with an affirmative vote of the majority of the shares present, represented and entitled to vote on the proposal. The results were as follows:

For	Against	Abstain
5,037,957	262,848	272,140

Item 8.01.  Other Events.

Effective December 9, 2014, Grover T. Wickersham retired as Chairman of the Company's Board of Directors. Mr. Wickersham will continue to serve as a member of the Board and as its Vice Chairman. In conjunction with Mr. Wickersham's retirement as Chairman, the Board appointed Mark J. Harvey, a current Board member and the former Vice Chairman, as Chairman of the Board effective December 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: December 15, 2014